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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Spartech Corporation.


                                                Date: June 7, 2005


                                                ------------------------
                                                George A. Abd
                                                President and
                                                Chief Executive Officer


                                                ------------------------
                                                Randy C. Martin
                                                Executive Vice President -
                                                Corporate Development and
                                                Chief Financial Officer